UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported) - December 7, 2004


                             MTM TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         New York                        0-22122                  13-3354869
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
    of Incorporation)                                        Identification No.)

       850 Canal Street, Stamford, Connecticut                       06902
--------------------------------------------------------------------------------
      (Address of principal executive offices)                    (zip code)


        Registrant's telephone number, including area code - 203-975-3700
                                                             ------------

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY COMMENT

     Throughout this Current Report on Form 8-K, the terms "MTM" and the "Company" refer to MTM Technologies, Inc. (formerly, Micros-to-Mainframes, Inc.) and, unless the context indicates otherwise, our subsidiaries on a consolidated basis; "Pequot Fund" refers to Pequot Private Equity Fund III, LLP; "Pequot Partners" refers to Pequot Offshore Private Equity Partners III, L.P.; and "Pequot" refers to Pequot Fund and Pequot Partners, collectively; "Constellation Venture" refers to Constellation Venture Capital II, L.P., "Constellation Offshore" refers to Constellation Venture Capital Offshore II, L.P., "BSC" refers to The BSC Employee Fund VI, L.P., "CVC" refers to CVC Partners II, LLC, and "Constellation" refers to Constellation Venture, Constellation Offshore, BSC and CVC, collectively.

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

1.   PEQUOT/CONSTELLATION PURCHASE AGREEMENT

     On December 7, 2004 MTM entered into a purchase agreement (the "Pequot/Constellation Purchase Agreement") with Pequot and Constellation (collectively referred to as the "Purchasers") and on December 10, 2004, MTM sold to the Purchasers, pursuant to the Purchase Agreement, the Series A-4 First Tranche Notes and the A-4 First Tranche Warrants, and granted to the Purchasers an option to purchase the Series A-4 Second Tranche Notes, Additional A-4 Warrants and the Series A-5 Notes (all as defined below).

     The above description of the Pequot/Constellation Purchase Agreement is qualified in its entirety by reference to the terms of the Pequot/Constellation Purchase Agreement attached hereto as Exhibit 10.1

     Series A-4 First Tranche Notes and A-4 First Tranche Warrants
     -------------------------------------------------------------

     The Purchasers purchased (i) convertible secured subordinated promissory notes in the aggregate principal amount of $10,000,000 maturing on the Maturity Date (as defined in the Pequot/Constellation Purchase Agreement) (the "Series A-4 First Tranche Notes") which, subject to shareholder approval (following which the Restated Certificate of Incorporation including the terms of these new series will be filed with the Secretary of the State of New York (the "Restated Certificate")), are convertible into shares of Series A-4 convertible preferred stock, $0.001 par value per share (the "Series A-4 Preferred Stock") and (ii) detachable warrants, subject to shareholder approval, to purchase up to 615,386 shares (as such amount may be adjusted in accordance with the terms thereof) of MTM Common Stock (the "A-4 First Tranche Warrants").

     Terms of the Series A-4 First Tranche Notes

     The Series A-4 First Tranche Notes bear interest at an annual rate of 7%, payable quarterly. The interest accrued on each such payment date will be added to the principal of the Series A-4 First Tranche Note.

     The outstanding principal and accrued interest on the Series A-4 First Tranche Notes will be automatically converted into Series A-4 Preferred Stock on the date of shareholders' approval. The per share conversion price of the Series A-4 First Tranche Notes is $3.25 (subject to adjustment as set forth in the Series A-4 First Tranche Notes).

     If the Series A-4 First Tranche Notes have not already been converted into Series A-4 Preferred Stock, they will be due and payable on demand, which may be given by 66-2/3% of the holders of the notes at any time following the later of the date that is (x) 150 days following the date of issuance or (y) if the SEC reviews the Company's filings seeking shareholder approval, 180 days following the date of issuance.

     The Form of the A-4 Notes is attached hereto as Exhibit 10.2

     Terms of the Series A-4 Preferred Stock

     An aggregate of 3,076,923 shares of Series A-4 Preferred Stock will be issued to the holder of the Series A-4 First Tranche Notes upon shareholder approval (subject to adjustment based on additional interest amounts).

     The Series A-4 Preferred Stock will be convertible into MTM Common Stock at any time at the election of its holders. The Series A-4 Preferred Stock will automatically convert into MTM Common Stock if, at any time following 18 months after the issuance of the Series A-4 Preferred Stock, the Volume-Weighted Average Price (as defined in the Pequot/Constellation Purchase Agreement ) of MTM Common Stock for the immediately preceding sixty consecutive trading days exceeds four times the Series A-4 Preferred Stock conversion price. However, there will not be an automatic conversion unless at the time of such proposed conversion MTM shall have on file with the Securities and Exchange Commission an effective registration statement with respect to the shares of Common Stock issued or issuable to the holders (A) on conversion of the Series A Preferred Stock (as defined in the Restated Certificate) then issued or issuable to such holders, (B) on exercise of all of the warrants to purchase MTM Common Stock pursuant to the Pequot Purchase Agreement (as defined below), and (C) on exercise of all of the warrants to purchase MTM Common Stock pursuant to the Pequot/Constellation Purchase Agreement, and such shares of MTM Common Stock have been listed on the Nasdaq Stock Market (or other national stock exchange or national over-the-counter bulletin board approved by the holders of a majority of the then outstanding shares of Series A Preferred Stock). The Series A-4 Preferred Stock will convert to MTM Common Stock, initially at a ratio of one share of MTM Common Stock for every share of Series A-4 Preferred Stock and subject to adjustments for certain dilutive equity issuances and for stock splits, stock dividends and similar events.

     Holders of the Series A-4 Preferred Stock will be entitled to vote together with all other classes and series of voting stock of MTM on all actions to be taken by the shareholders of MTM. Holders of the Series A-4 Preferred Stock will be entitled to the number of votes equal to the number of whole shares of MTM Common Stock into which the Series A-4 Preferred Stock held by such holder are then convertible (as adjusted from time to time pursuant to the terms of the Restated Certificate); provided however that, solely for voting purposes, the number of votes for each Series A-4 Preferred Stock will be one vote per share

(subject to appropriate adjustment for stock splits, stock dividends, combinations and other similar recapitalizations affecting such shares), or to the extent permitted by applicable law and the rules of Nasdaq or an applicable national securities exchange on which MTM's Common Stock is listed, equal to the number of whole shares of MTM Common Stock into which the Series A-4 Preferred Stock held by such holder would be converted if the Series A-4 Preferred Stock conversion price were the per share closing bid price of MTM's Common Stock as quoted on Nasdaq or an applicable national securities exchange on the date of the initial issuance of Series A-4 Preferred Stock. Notwithstanding the foregoing, in no event shall the New Series A Preferred Stock have less than one vote per share.

     Terms of the A-4 First Tranche Warrants

     The A-4 First Tranche Warrants expire on December 10, 2008 (the "Expiration Date"). The holders of the A-4 First Tranche Warrants can exercise the purchase rights represented by the A-4 First Tranche Warrants at any time following shareholder approval. Cashless exercise is permitted. The purchase price per share at which the A-4 First Tranche Warrant holder can purchase the MTM Common Stock is $4.06 per share. The Form of the A-4 Warrant is attached hereto as
Exhibit 10.3.

     Series A-4 Second Tranche Notes and Additional A-4 Warrants
     -----------------------------------------------------------

     Pursuant to the Purchase Agreement, MTM granted to the Purchasers an option to purchase, at any time, but in no event later than September 10, 2005, on any Subsequent Closing Date (as defined in the Pequot/Constellation Purchase Agreement) (i) convertible secured subordinated promissory notes in the aggregate principal amount of up to $15,000,000 maturing on the Maturity Date (the "Series A-4 Second Tranche Notes" and, together with the Series A-4 First Tranche Notes, the "Series A-4 Notes") which are convertible into Series A-4 Preferred Stock and, (ii) detachable warrants to purchase up to 923,077 shares (as such amount may be adjusted in accordance with the terms thereof) of MTM Common Stock (the "Additional A-4 Warrants" and together with the A-4 First Tranche Warrants, the "Series A-4 Warrants").

     On or prior to December 10, 2005, MTM may provide a written notice (the "Company Notice") to the Purchasers requesting that the Purchasers purchase their respective percentage amounts of: (i)(A) if shareholder approval has not been obtained, Series A-4 Second Tranche Notes in an aggregate amount of not less than $2,500,000 or (B) if the shareholder approval has been obtained, Series A-4 Preferred Stock (issued and sold at the Original Issue Price (as defined in the Pequot/Constellation Purchase Agreement)) in an aggregate amount of not less than $2,500,000 and (ii) in each case with the Additional Warrants that such Purchaser is entitled to purchase. If a Purchaser does not purchase the Series A-4 Second Tranche Notes or the Series A-4 Preferred Stock, or if a Purchaser desires to purchase less than the amount of such Series A-4 Second Tranche Notes or Series A-4 Preferred Stock and Additional Warrants that such Purchaser is entitled to purchase (such Purchaser a "Rejecting Purchaser") then: to the extent that any other Person purchases such Series A-4 Second Tranche Notes or the Series A-4 Preferred Stock and Additional Warrants that were originally allocated to the Rejecting Purchaser, the Rejecting Purchaser forfeits its right to purchase any additional Series A-4 Second Tranche Notes or Series A-4 Preferred Stock and Additional Warrants and the aggregate amount of Series A-5 Notes and/or Series A-5 Purchased Stock that such Rejecting Purchaser may purchase pursuant to this Agreement will be increased by an amount equal to one half of the amount of Series A-4 Second Tranche Notes or the Series A-4 Preferred Stock and Additional Warrants purchased by such other Persons; or to the extent that such Series A-4 Second Tranche Notes or the Series A-4 Preferred Stock and Additional Warrants that such Rejecting Purchaser was entitled to purchase are not purchased by any other Person, such Rejecting Purchaser will retain its right to purchase the Series A-4 Second Tranche Notes or the Series A-4 Preferred Stock and Additional Warrants that was not purchased by such other Persons.

     Terms of the Series A-4 Second Tranche Notes

     Other than as described in the last paragraph under the subheading "Series A-4 Second Tranche Notes and Additional A-4 Warrants," the Series A-4 Second Tranche Notes have the same terms as the Series A-4 First Tranche Notes. An aggregate of up to 4,615,385 shares of Series A-4 Preferred Stock can be issued to the Purchasers (or to a third party as described above), upon shareholder approval, upon conversion of the Series A-4 Second Tranche Notes (subject to adjustment based on additional interest amounts).

     Terms of the Additional A-4 Warrants

     Other than as described in the last paragraph under the subheading "Series A-4 Second Tranche Notes and Additional A-4 Warrants," the Additional A-4 Warrants have the same terms as the A-4 First Tranche Warrants.

     Series A-5 Notes
     ----------------

     Pursuant to the Purchase Agreement, MTM granted to the Purchasers an option to purchase at any time, but in no event later than December 10, 2005, convertible secured subordinated promissory notes in the aggregate principal amount of up to $22,500,000 maturing on the Maturity Date (the "Series A-5 Notes" and together with the Series A-4 Notes, the "Notes") which are convertible into shares of Series A-5 Convertible Preferred Stock, $0.001 par value per share (the "Series A-5 Preferred Stock" and, together with the Series A-4 Preferred Stock, the "New Series A Preferred Stock"). If the Purchasers purchase all of the Series A-4 Second Tranche Notes or Series A-4 Preferred Stock and Additional A-4 Warrants, only an aggregate principal amount of up to $15,000,000 of Series A-5 Notes can be purchased. Reference is made to the information set forth under the subheading "Series A-4 Second Tranche Notes and Additional A-4 Warrants" above, which is incorporated herein by reference, and to the Pequot/Constellation Purchase Agreement attached hereto as Exhibit 10.1.

     Terms of the Series A-5 Notes

     Other than their designation, the Series A-5 Notes have the same terms as the A-4 Notes. The per share conversion price of the Series A-5 Notes is $3.25 (subject to adjustment as set forth in the Series A-5 Notes). The Form of the A-5 Notes is attached hereto as Exhibit 10.2.

     Terms of the Series A-5 Preferred Stock

     An aggregate of either 6,923,077 or 4,615,385 shares of Series A-5 Preferred Stock (depending on what occurs with the Series A-4 Second Tranche Notes or the Series A-4 Second Tranche Preferred Stock and Additional Warrants, as described above) will be issued to the Purchasers on conversion of the Series A-5 Notes, upon shareholder approval (subject to adjustment based on additional interest amounts).

     The Series A-5 Preferred Stock has the same terms as the Series A-4 Preferred Stock. The Series A-5 Preferred Stock will convert to MTM Common Stock, initially at a ratio of one share of MTM Common Stock for every share of Series A-5 Preferred Stock and subject to adjustments for certain dilutive equity issuances and for stock splits, stock dividends and similar events.

     The description of the Notes, the Pequot/Constellation Purchase Agreement, the Series A-4 Warrants and the Restated Certificate above are qualified in their entirety by reference to the terms of the Notes, the Pequot/Constellation Purchase Agreement, Series A-4 Warrants and the Restated Certificate filed as
Exhibit 10.2, 10.1, 10.3 and 4.1, respectively, to this Form 8-K.

     Shareholder Approval
     --------------------

     The Pequot/Constellation Purchase Agreement provides that if the shareholders of the Company approve the authorization and issuance of (and the conversion of the Notes into) the New Series A Preferred Stock and the exercise of the Series A-4 Warrants prior to the date of issuance of any Series A-4 Second Tranche Notes and/or Series A-5 Notes, such Series A-4 Second Tranche Notes and/or Series A-5 Notes will not be issued and MTM will issue and sell to the Purchasers (i) instead of the Series A-4 Second Tranche Note, the appropriate number of shares of Series A-4 Preferred Stock and (ii) instead of the Series A-5 Notes, the appropriate number of shares of Series A-4 Preferred Stock, as determined by the terms set forth in the Pequot/Constellation Purchase Agreement.

     The option to purchase the Series A-4 Second Tranche Notes, Additional A-4 Warrants and Series A-5 Notes is solely at the Purchasers' discretion.

     Voting Agreement
     ----------------

     In connection with the Pequot/Constellation Purchase Agreement, Steven Rothman, Howard Pavony, Pequot and Constellation who collectively held a majority of MTM's voting stock as of December 6, 2004, entered in a Voting Agreement, signed as of December 6, 2004 pursuant to which they agreed to vote or cause to be voted, all securities of MTM that they own or over which they have voting control, in favor of the Restated Certificate, the authorization and issuance of (and the conversion of the Notes into) the New Series A Preferred Stock and the exercise of the Series A-4 Warrants.

     The description of the Voting Agreement above is qualified in its entirety by reference to the terms of the Voting Agreement filed as Exhibit 99.1 to this Form 8-K.

     Security for the Notes
     ----------------------

     The Notes, are equally and ratably secured by all of the assets of MTM and each of its subsidiaries. The payment of the principal of and interest on the Notes by MTM are guaranteed by each subsidiary of MTM.

     Subordination
     -------------

     The right of repayment of principal of and interest on the Notes and the security interest of the Purchasers in the assets of MTM shall be subordinated only to (a) the rights and security interest of Textron Financial Corporation ("Textron") under the Amended and Restated Loan and Security Agreement, dated as of May 21, 2004, by and among MTM, Textron and certain of MTM's subsidiaries (collectively with the Schedule to Amended and Restated Loan and Security Agreement attached thereto, the "Senior Credit Agreement"), in accordance with the Subordination Agreement entered into on December 10, 2004 (the "Subordination Agreement") and (b) the rights of any Senior Lender (as defined in the Pequot/Constellation Purchase Agreement) in connection with any Senior Credit Facility (as defined in the Pequot/Constellation Purchase Agreement) pursuant to a subordination agreement containing terms no less favorable, as a whole, to the Purchasers than the terms of the Subordination Agreement.

     The description of the Pequot/Constellation Purchase Agreement and all ancillary agreements referenced therein, set forth above, is qualified in its entirety by reference to the terms of the Pequot/Constellation Purchase Agreement attached hereto as Exhibit 10.1

2.   AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

     In connection with the Pequot/Constellation Purchase Agreement, MTM granted certain registration rights to the Purchasers with respect to (i) the shares of MTM Common Stock issuable from time to time upon conversion of the New Series A Preferred Stock purchased by the Purchasers and the exercise of the Series A-4 Warrants and any other warrant to purchase Common Stock of MTM previously granted to the Purchasers and (ii) all other shares of MTM Common Stock owned from time to time by the Purchasers. Accordingly, MTM amended and restated the Registration Rights Agreement, dated May 21, 2004, between the Company, Pequot and certain individuals named therein (the "Registration Rights Agreement") on December 10, 2004 (the "Amended and Restated Registration Rights Agreement") to grant the additional registration rights set forth above to the Purchasers. The Parties to the Amended and Restated Registration Rights Agreement are MTM, Steven Rothman, Howard Pavony, Pequot and Constellation.

     The description of the Registration Rights Agreement is qualified in its entirety by reference to the Registration Rights Agreement previously filed as Appendix E to the Proxy Statement contained as part of the Registrant's definitive Schedule 14A filed with the Securities Exchange Commission on April 15, 2004.

     The description of the Amended and Restated Registration Rights Agreement above is qualified in its entirety by reference to the terms of the Amended and Restated Registration Rights Agreement filed as Exhibit 10.4 to this Form 8-K.

3.   AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

     The Shareholders Agreement that was entered into by MTM, Pequot and certain principal shareholders of MTM on May 21, 2004 (the "Shareholders Agreement") was amended and restated to grant similar rights to the Purchasers as were provided under the Shareholders Agreement, including, among other things, the right for such Purchasers to nominate certain individuals for the Board of Directors. The amended and restated shareholders agreement was entered into by MTM, Pequot, Constellation, Howard Pavony and Steven Rothman on December 10, 2004 (the "Amended and Restated Shareholders Agreement").

     The description of the Shareholders Agreement is qualified in its entirety by reference to the Shareholders Agreement previously filed as Appendix D to the Proxy Statement contained as part of the Registrant's definitive Schedule 14A filed with the Securities Exchange Commission on April 15, 2004.

     The description of the Amended and Restated Shareholders Agreement above is qualified in its entirety by reference to the terms of the Amended and Restated Shareholders Agreement filed as Exhibit 10.5 to this Form 8-K.

4.   GRANT OF MTM STOCK OPTIONS TO THOMAS R. FLINK

     On December 10, pursuant to a stock option award grant (the "Stock Option Award Grant"), MTM granted to Thomas R. Flink options to purchase a total of 92,000 shares of MTM Common Stock at the exercise price of $5.22 per share. The options are exercisable in four equal annual installments of 23,000 each, commencing on the first anniversary date of the grant. However, all of the option will become fully exercisable upon the occurrence of certain events set forth in the Stock Option Award Grant. Thomas R. Flink, became the Regional Vice President for MTM's central region on December 10, 2004.

     The description of the Stock Option Award Grant above is qualified in its entirety by reference to the terms of the Stock Option Award Grant filed as
Exhibit 10.6 to this Form 8-K.

ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

(a)  Date of completion of the transaction

     On December 10, 2004 ("Closing Date"), MTM completed the acquisition of substantially all of the assets of Vector ESP, Inc. and Vector ESP Management, Inc. (collectively referred to as the "Sellers") pursuant to an asset purchase agreement (the "Asset Purchase Agreement") that MTM entered into on December 1, 2004 with the Sellers and Vector Global Services, Inc. (the "Shareholder"), as amended on December 10, 2004.

(b)  Brief description of the assets involved

     Pursuant to the Asset Purchase Agreement MTM acquired from the Sellers substantially all of the Sellers' assets used or useful in connection with the conduct of, or arising out of the conduct of, the Vector Business (as defined below). The Vector Business (the "Vector Business") is defined as the business of providing consulting services, information technology products, technology solutions, applications, messaging and collaboration products and services, remote connectivity and workforce mobility products and services. MTM also assumed certain liabilities of the Sellers relating to the assets acquired.

     The above description of the assets involved is qualified in its entirety by reference to the terms of the Asset Purchase Agreement previously filed as
Exhibit 2.1 to the Form 8-K filed with the Securities Exchange Commission on December 2, 2004, and to the Amendment to the Asset Purchase Agreement dated December 10, 2004, attached as Exhibit 2.2 to this Form 8-K.

(c)  Identity of the persons from whom the assets were acquired

     The Sellers are both Delaware corporations. The Shareholder is the record and beneficial owner of all of the issued and outstanding capital stock of each of the Sellers. The Shareholder is a Delaware corporation.

(d)  The nature and amount of consideration given for the assets

     In addition to assuming certain liabilities, (1) MTM paid to the Sellers and to the Shareholder an aggregate purchase price consisting of $16,833,333.33 in cash ("Cash Consideration"), $15,833,333.33 of which was paid on December 10, 2004; and $1,000,000 which was paid on December 10, 2004 to JPMorganChase, N.A, as escrow agent, to be held and distributed pursuant to the terms of the escrow agreement executed by and among the Sellers, the Shareholder, MTM and JPMorganChase, N.A (the "Escrow Agreement"), (2) MTM is obligated to deliver as soon as practicable the following stock consideration (the "Stock Consideration") (i) 360,087 Common Shares of MTM to the Shareholder and (ii) 73,753 Common Shares of MTM to JPMorganChase, N.A, as escrow agent, to be held and distributed pursuant to the terms of the Escrow Agreement and (3) MTM issued a non-interest bearing promissory notes in the principal amount of $666,666.66 to the Shareholder on December 10, 2004 (the "Note Consideration" and together with the Cash Consideration and Stock Consideration, and any amounts paid under the earnout provision set forth in the Asset Purchase Agreement, the "Purchase Price").

     In addition, as part of the Purchase Price, MTM agreed to issue to the Shareholder additional shares of MTM Common Stock on the achievement of certain financial targets. More particularly, if the EBITDA attributable to the Vector Business during the year beginning on January 1, 2005 (the "Earnout Period") equals or exceeds $2,975,000, then, as additional consideration MTM shall issue to the Shareholder the number of shares of MTM Common Stock determined by (x) dividing $3,000,000 by the greater of (A) the weighted average trading price of MTM Common Stock for the 10 business days immediately preceding the end of the Earnout Period and (B) $2.75 and (y) multiplying such amount by a fraction, the numerator of which shall equal the EBITDA of the Vector Business for the year ending on the last day of the Earnout Period and the denominator of which shall equal $3,500,000 (the "Seller Earnout Consideration"); provided, however, that in no event shall the value of the Seller Earnout Consideration exceed $3,000,000.

     MTM also reserved up to 565,000 shares of MTM Common Stock for issuance upon exercise of stock options which will be granted by MTM to certain key members of the Sellers' management team as determined by MTM. A portion of such stock options were issued pursuant to stock option agreements entered into between such individuals and MTM on December 10, 2004. Such options will be granted on the date such persons are employed by MTM or one of its affiliates pursuant to the Asset Purchase Agreement. All of such options shall have an exercise price equal to the fair market value of the MTM Common Stock on the date of such grant. Reference is made to Heading 4 of Item 1.01 above "Grant of MTM Stock Options to Thomas R. Flink" which is incorporated herein by reference.

     As part of the transaction, MTM entered into various employment agreements, including an employment agreement with Thomas R. Flink, who became the Regional Vice President for MTM's central region.

     The description of the Purchase Price and additional amounts described above are qualified in their entirety by reference to the terms of the Asset Purchase Agreement previously filed as Exhibit 2.1 to the Form 8-K filed with the Securities Exchange Commission on December 2, 2004, as amended on December 10, 2004, attached as Exhibit 2.2 to this Form 8-K.

(e) Material relationship that exists between the Registrant or any of its affiliates and the source of the funds used in the acquisition and the identity of the source of the funds

     Pequot Purchase Agreement
     -------------------------

     Pursuant to a Purchase Agreement, dated as of January 29, 2004 ("Pequot Purchase Agreement"), by and among MTM and Pequot, among other things, Pequot acquired the option to purchase $12,500,000 of shares of MTM's Series A-3 convertible preferred stock, par value $0.001 per share (the "Series A-3 Preferred Stock") and detachable warrants to purchase MTM Common Stock, $0.001 par value per share (the "Series A-3 Warrants").

     On December 7, 2004 Pequot assigned to Constellation all of its rights and obligations under the Pequot Purchase Agreement to purchase from MTM $6,250,000 of the Series A-3 Preferred Stock and Series A-3 Warrants, together with any and all rights and obligations of a "Purchaser" under the Pequot Purchase Agreement with respect to such Series A-3 Preferred Stock and Series A-3 Warrants. Immediately thereafter, Pequot purchased from MTM $6,250,000 of the Series A-3 Preferred Stock and Series A-3 Warrants and Constellation purchased $6,250,000 of the Series A-3 Preferred Stock and Series A-3 Warrants.

     On consummation of the Series A-3 Preferred Stock and Series A-3 Warrants transaction and after giving effect to the closing of the acquisition of the Sellers described above, Pequot beneficially owned approximately 50.2% of MTM's voting securities and subject to shareholder approval has the right to acquire additional shares of MTM's New Series A Preferred Stock and related warrants, and Constellation owned approximately 14.5% of MTM's voting securities and subject to shareholder approval has the right to acquire additional shares of MTM's New Series A Preferred Stock. Two members of the MTM Board of Directors are employees or partners of Pequot and as disclosed below in Item 3.05 below, the senior managing director of Constellation has been appointed to MTM's Board of Directors.

     A substantial portion of the net proceeds from Constellation and Pequot's purchase of the Series A-3 Convertible Preferred Stock and A-3 Warrants were used to fund the acquisition of the Vector Business.

     The description of the Pequot Purchase Agreement is qualified in its entirety by reference to the Pequot Purchase Agreement previously filed as Appendix A to the Proxy Statement contained as part of the Registrant's definitive Schedule 14A filed with the Securities Exchange Commission on April 15, 2004.

     The description of the A-3 Warrants above is qualified in its entirety by reference to the terms of the A-3 Warrants filed as Exhibits 10.7 to this Form 8-K.

     Pequot/Constellation Purchase Agreement
     ---------------------------------------

     A substantial portion of the net proceeds from the Purchasers' purchase of the Series A-4 First Tranche Notes and A-4 First Tranche Warrants were used to fund the acquisition of the Vector Business. Reference is made to Item 1.01 above, which is incorporated herein by reference.

     Following shareholder approval of the Notes and after giving effect to the closing of the acquisition of the Vector Business as well as the Series A-3 Preferred Stock and Series A-3 Warrants transaction described above, Pequot will beneficially own approximately 58.2% of MTM's voting securities, and Constellation will beneficially own approximately 23.8% of MTM's voting securities.

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES

1.   PEQUOT PURCHASE AGREEMENT

(a)  Date of sale and the title and amount of securities sold

     Sale of Series A-3 Preferred Stock and A-3 Warrants
     ---------------------------------------------------

     As noted in Item 2.01(e) above, on December 7, 2004 (1) Pequot purchased
(i) an aggregate of 1,923,077 shares of the Series A-3 Preferred Stock and (ii) 384,615 of the A-3 Warrants, for an aggregate consideration of approximately $6,250,000 and (2) Constellation purchased (i) an aggregate of 1,923,077 shares of the Series A-3 Preferred Stock and (ii) 384,616 A-3 Warrants, for an aggregate consideration of approximately $6,250,000.

     Sale of Series A-4 First Tranche Notes and A-4 First Tranche Warrants
     ---------------------------------------------------------------------

     As noted in Item 1.01(i) and 2.01(e) above, on December 10, 2004 the Purchasers purchased (i) the Series A-4 First Tranche Notes in the aggregate principal amount of $10,000,000 and (ii) the A-4 First Tranche Warrants.

         Sale of Series A-4 Second Tranche Notes, Additional A-4 Warrants and
         --------------------------------------------------------------------
the Series A-5 Notes
--------------------

     As noted in Item 1.01(i) and 2.01(e) above, pursuant to the Pequot/Constellation Purchase Agreement, the Purchasers have an option, exercisable at the Purchaser's sole option, to purchase the Series A-4 Second Tranche Notes, the Series A-5 Notes or, if shareholders approval has been obtained, the Series A-4 Preferred Stock, the Series A-5 Preferred Stock and in either case, the Additional A-4 Warrants.

(b)  Consideration

     Sale of Series A-3 Preferred Stock and A-3 Warrants
     ---------------------------------------------------

     The aggregate consideration paid by Pequot was approximately $6,250,000 in cash and the aggregate consideration paid by Constellation was approximately $6,250,000 in cash. MTM did not, and Pequot and Constellation have represented to MTM that they did not, directly or indirectly pay any commission or renumeration to any person in connection with the issuance and sale of the Series A-3 Preferred Stock or A-3 Warrants.

     Sale of Series A-4 First Tranche Notes and A-4 First Tranche Warrants
     ---------------------------------------------------------------------

     The aggregate consideration paid by Pequot was $6,250,000 in cash and the aggregate consideration paid by Constellation was approximately $3,749,999 in cash. MTM did not, and Pequot and Constellation have represented to MTM that they did not, directly or indirectly pay any commission or renumeration to any person in connection with the issuance and sale of the A-4 First Tranche Notes and the A-4 First Tranche Warrants.

(c)  Exemption from Registration Claimed

     MTM issued and sold the Series A-3 Preferred Stock and A-3 Warrants, and the Series A-4 First Tranche Notes and the A-4 First Tranche Warrants, and will issue and sell, the balance of the Notes, or if after shareholder approval, the Series A-4 Preferred Stock and the Series A-5 Preferred Stock, and the A-4 Warrants in reliance upon the exemption afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended ("Securities Act"). Certificates representing such securities contain, or will contain, restrictive legends preventing sale, transfer or other disposition, unless registered under the Securities Act or pursuant to an exemption thereunder. The Purchasers received, or had access to, material information concerning MTM, including but not limited to, MTM reports on Form 10-K, Form 10-Q and Form 8-K, as filed with the Securities and Exchange Commission.

(d)  Terms of Conversion or Exercise

     Series A-3 Preferred Stock and A-3 Warrants
     -------------------------------------------

     The Series A-3 Preferred Stock is convertible into MTM Common Stock at any time at the election of the individual holders of the Series A-3 Preferred Stock, initially at a ratio of one share of Common Stock for every share of Series A-3 Preferred Stock and subject to adjustments for certain dilutive equity issuances and for stock splits, stock dividends and similar events. After the date that is 18 months following the most recent date of issuance of Series A Preferred Stock, all outstanding shares of Series A-3 Preferred Stock will automatically convert into MTM Common Stock at the applicable conversion rate then in effect on the date on which the weighted average closing price of the MTM Common Stock for the immediately preceding sixty consecutive trading days exceeds four times the weighted average of the applicable conversion price then in effect for the Series A-3 Preferred Stock. However, no shares of Series A-3 Preferred Stock will be automatically converted unless at the time of the proposed conversion, an effective registration statement is on file with the SEC with respect to the Common Stock issuable (i) to the holders of the Series A-3 Preferred Stock upon conversion of the Series A-3 Preferred Stock and (ii) to the holders of the A-3 Warrants upon exercise of such Warrants, and such shares of MTM Common Stock have been listed on the Nasdaq Stock Market or other specified national stock exchange.

     The A-3 Warrants are exercisable at any time prior to December 7, 2008, at an exercise price of $4.0625 per shares of Common Stock. The exercise price of the A-3 Warrants is subject to adjustment for stock splits, stock dividends and similar events.

     For further details of the sale of the of Series A-3 Preferred Stock, reference is made to the Pequot Purchase Agreement previously filed as Appendix A to the Proxy Statement contained as part of the Registrant's definitive
Schedule 14A filed with the Securities Exchange Commission on April 15, 2004.

     The description of the A-3 Warrants above is qualified in its entirety by reference to the terms of the A-3 Warrants filed as Exhibit 10.7 to this Form 8-K.

     Series A-4 Notes and series A-5 Notes
     -------------------------------------

     The conversion terms of the Series A-4 and the Series A-5 Notes are described in Item 1.01 above and are incorporated herein by reference.

2.   ASSET PURCHASE AGREEMENT

     As noted in Item 2.01(d) above, in connection with the acquisition of the Vector Business, MTM issued an aggregate of 433,840 shares of MTM Common Stock. In addition, in the event that the financial targets described in Item 2.01(d) above are achieved, MTM would be required to issue additional shares of Common Stock to the Shareholder (computed as described above). The terms of the issuance are described in Item 2.01(d) of this Form 8-K and are incorporated herein by reference. The sale of the MTM Common Stock to the Shareholder is (or would be made) in reliance upon the exemption afforded by the provisions of
Section 4(2) of the Securities Act of 1933, as amended ("Securities Act"), and/or Regulation D thereunder. Certificates representing such securities contain, or will contain, restrictive legends preventing sale, transfer or other disposition, unless registered under the Securities Act or pursuant to an exception thereunder. The Sellers received, or had access to, material information concerning MTM, including but not limited to, MTM's reports on Form 10-K, Form 10-Q and Form 8-K, as filed with the Securities and Exchange Commission.

ITEM 3.03  MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

     Pursuant to the Pequot/Constellation Purchase Agreement MTM agreed to use its best efforts to hold an MTM shareholders' meeting to seek approval for the Restated Certificate, the authorization and issuance of (or the conversion of the Notes into) the New Series A Preferred Stock and the exercise of the Series A-4 Warrants. Upon obtaining shareholder approval and acceptance and filing of MTM's Restated Certificate with the Secretary of the State of New York, two new classes of Preferred Shares, the Series A-4 Preferred Stock and the Series A-5 Preferred Stock will be authorized and issuable.

     Reference is made to the Restated Certificate attached hereto as
Exhibit 4.1 for further information regarding the effect such issuances will have on the other classes of MTM securities currently outstanding.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     On December 10, 2004 Amish Jani, previously nominated by Pequot, resigned as a member of MTM's Board of Directors as contemplated by the Amended and Restated Shareholders' Agreement, and Clifford Friedman, a nominee of Constellation was elected to MTM's Board of Directors.

ITEM 7.01  REGULATION FD DISCLOSURE

     A copy of MTM's press release, dated December 13, 2004, is attached hereto as Exhibit 99.2 and is incorporated into this Item 7.01 by reference.

ITEM 9.  FINANCIAL STATEMENTS AND EXHIBITS

9.01 Financial Statements and Exhibits

(a)  Financial Statements of Business Acquired.

     Reference is made to the Audited Financial Statements for Vector Global Services, Inc. and Subsidiaries. for the year ended December 31, 2003 and 2002, attached as Exhibit 99.3 to this Form 8-K and the Audited Financial Statements of Vector Global Services, Inc. and Subsidiaries as of September 30, 2004 attached as Exhibit 99.4 to this Form 8-K.

(b)  Pro forma financial information.

     The pro forma financial information that is required pursuant to this
Item 9.01(b) will be filed by amendment not later than 71 calendar days after the date that this initial report on Form 8-K was required to be filed.

(c)  Exhibits

     Exhibit 2.1 Asset Purchase Agreement dated December 1, 2004, by and among Vector ESP, Inc., Vector ESP Management, Inc., and Vector Global Services, Inc. and MTM Technologies, Inc (Incorporated by reference to Exhibit 2.1 to the Form 8-K filed with the Securities Exchange Commission on December 2,
                    2004).

     Exhibit 2.2 Amendment to the Asset Purchase Agreement dated December 10, 2004.

     Exhibit 4.1 MTM Technologies, Inc. Restated Certificate of Incorporation (subject to shareholder approval following which the Restated Certificate of Incorporation will be filed with the Secretary of the State of New York).

     Exhibit 10.1   Purchase Agreement dated December 7, 2004 by and among
                    MTM Technologies, Inc., Pequot Private Equity Fund III, LLP, Pequot Offshore Private Equity Partners III, L.P., Constellation Venture Capital II, L.P., Constellation Venture Capital Offshore II, L.P., The BSC Employee Fund VI, L.P. and CVC Partners II, LLC.

     Exhibit 10.2   Form of the A-4 Notes and A-5 Notes

     Exhibit 10.3   Form of the A-4 Warrants

     Exhibit 10.4 Amended and Restated Registration Rights Agreement dated December 10, 2004 by and among, among MTM Technologies, Inc., Steven Rothman, Howard Pavony, Pequot Private Equity Fund III, LLP, Pequot Offshore Private Equity Partners III, L.P., Constellation Venture Capital II, L.P.,

                    Constellation Venture Capital Offshore II, L.P., The BSC Employee Fund VI, L.P. and CVC Partners II, LLC.

     Exhibit 10.5   Amended and Restated Shareholders' Agreement dated
                    December 10, 2004 by and among, among MTM Technologies, Inc., Steven Rothman, Howard Pavony, Pequot Private Equity Fund III, LLP, Pequot Offshore Private Equity Partners III, L.P., Constellation Venture Capital II, L.P., Constellation Venture Capital Offshore II, L.P., The BSC Employee Fund VI, L.P. and CVC Partners II, LLC.

     Exhibit 10.6 Stock Option Award Grant to Thomas R. Flink dated December 10, 2004

     Exhibit 10.7   Form of the A-3 Warrants

     Exhibit 10.8 Registration Rights Agreement dated May 21, 2004, between MTM Technologies, Inc, Pequot Private Equity Fund III, LLP, Pequot Offshore Private Equity Partners III, L.P., and certain individuals named therein. (Incorporated by reference to Appendix E to the Proxy Statement contained as part of the Registrant's definitive Schedule 14A filed with the Securities Exchange Commission on April 15, 2004).

     Exhibit 10.9 Shareholders Agreement dated May 21, 2004, between MTM Technologies, Inc., Pequot Private Equity Fund III, LLP, Pequot Offshore Private Equity Partners III, L.P., and certain and certain principal shareholders of MTM Technologies, Inc. (Incorporated by reference to Appendix D to the Proxy Statement contained as part of the Registrant's definitive Schedule 14A filed with the Securities Exchange Commission on April 15, 2004).

     Exhibit 10.10 Pequot Purchase Agreement, dated January 29, 2004, among MTM Technologies, Inc., Pequot Private Equity Fund III, L.P. and Pequot Offshore Private Equity Partners III, L.P. (Incorporated by reference to Appendix A to the Proxy Statement contained as part of the Registrant's definitive
                    Schedule 14A filed with the Securities Exchange Commission on April 15, 2004).

     Exhibit 23.1   E&Y Auditors Consent

     Exhibit 23.2   UHY Auditors Consent

     Exhibit 99.1   Voting Agreement dated December 6, 2004 by and among
                    Steven Rothman, Howard Pavony, Pequot Private Equity Fund III, L.P., Pequot Offshore Private Equity Partners III, L.P., Constellation Venture Capital II, L.P., Constellation Venture Capital Offshore II, L.P., The BSC Employee Fund VI, L.P., CVC II Partners, LLC.

     Exhibit 99.2   Press Release dated December 13, 2004.

     Exhibit 99.3 Audited Financial Statements for Vector Global Services, Inc., and Subsidiaries. for the year ended December 31, 2003 and 2002.

     Exhibit 99.4 Audited Financial Statements of Vector Services, Inc. and Subsidiaries as of September 30, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               MTM TECHNOLOGIES, INC.
                                               ----------------------
                                                (Registrant)


                                               By: /s/ Francis J. Alfano
                                                  -----------------------
                                                  Francis J. Alfano,
                                                  Chief Executive Officer


December 13, 2004

                                  EXHIBIT INDEX
                                  -------------

     EXHIBIT
     -------

     Exhibit 2.1 Asset Purchase Agreement dated December 1, 2004, by and among Vector ESP, Inc., Vector ESP Management, Inc., and Vector Global Services, Inc. and MTM Technologies, Inc (Incorporated by reference to Exhibit 2.1 to the Form 8-K filed with the Securities Exchange Commission on December 2,
                    2004).

     Exhibit 2.2 Amendment to the Asset Purchase Agreement dated December 10, 2004.

     Exhibit 4.1 MTM Technologies, Inc. Restated Certificate of Incorporation (subject to shareholder approval following which the Restated Certificate of Incorporation will be filed with the Secretary of the State of New York).

     Exhibit 10.1   Purchase Agreement dated December 7, 2004 by and among
                    MTM Technologies, Inc., Pequot Private Equity Fund III, LLP, Pequot Offshore Private Equity Partners III, L.P., Constellation Venture Capital II, L.P., Constellation Venture Capital Offshore II, L.P., The BSC Employee Fund VI, L.P. and CVC Partners II, LLC.

     Exhibit 10.2   Form of the A-4 Notes and A-5 Notes

     Exhibit 10.3   Form of the A-4 Warrants

     Exhibit 10.4 Amended and Restated Registration Rights Agreement dated December 10, 2004 by and among, among MTM Technologies, Inc., Steven Rothman, Howard Pavony, Pequot Private Equity Fund III, LLP, Pequot Offshore Private Equity Partners III, L.P., Constellation Venture Capital II, L.P., Constellation Venture Capital Offshore II, L.P., The BSC Employee Fund VI, L.P. and CVC Partners II, LLC.

     Exhibit 10.5   Amended and Restated Shareholders' Agreement dated
                    December 10, 2004 by and among, among MTM Technologies, Inc., Steven Rothman, Howard Pavony, Pequot Private Equity Fund III, LLP, Pequot Offshore Private Equity Partners III, L.P., Constellation Venture Capital II, L.P., Constellation Venture Capital Offshore II, L.P., The BSC Employee Fund VI, L.P. and CVC Partners II, LLC.

     Exhibit 10.6 Stock Option Award Grant to Thomas R. Flink dated December 10, 2004

     Exhibit 10.7   Form of the A-3 Warrants

     Exhibit 10.8 Registration Rights Agreement dated May 21, 2004, between MTM Technologies, Inc, Pequot Private Equity Fund III, LLP, Pequot Offshore Private Equity Partners III, L.P., and certain individuals named therein. (Incorporated by reference to Appendix E to the Proxy Statement contained as part of the Registrant's definitive Schedule 14A filed with the Securities Exchange Commission on April 15, 2004).

     Exhibit 10.9 Shareholders Agreement dated May 21, 2004, between MTM Technologies, Inc., Pequot Private Equity Fund III, LLP,

                    Pequot Offshore Private Equity Partners III, L.P., and certain and certain principal shareholders of MTM Technologies, Inc. (Incorporated by reference to Appendix D to the Proxy Statement contained as part of the Registrant's definitive Schedule 14A filed with the Securities Exchange Commission on April 15, 2004).

     Exhibit 10.10 Pequot Purchase Agreement, dated January 29, 2004, among MTM Technologies, Inc., Pequot Private Equity Fund III, L.P. and Pequot Offshore Private Equity Partners III, L.P. (Incorporated by reference to Appendix A to the Proxy Statement contained as part of the Registrant's definitive
                    Schedule 14A filed with the Securities Exchange Commission on April 15, 2004).

     Exhibit 23.1   E&Y Auditors Consent

     Exhibit 23.2   UHY Auditors Consent

     Exhibit 99.1   Voting Agreement dated December 6, 2004 by and among
                    Steven Rothman, Howard Pavony, Pequot Private Equity Fund III, L.P., Pequot Offshore Private Equity Partners III, L.P., Constellation Venture Capital II, L.P., Constellation Venture Capital Offshore II, L.P., The BSC Employee Fund VI, L.P., CVC II Partners, LLC.

     Exhibit 99.2   Press Release dated December 13, 2004.

     Exhibit 99.3 Audited Financial Statements for Vector Global Services, Inc., and Subsidiaries. for the year ended December 31, 2003 and 2002.

     Exhibit 99.4 Audited Financial Statements of Vector Services, Inc. and Subsidiaries as of September 30, 2004.